Exhibit 99.1


        Sapient Reports Second Quarter 2007 Financial Results

      Second quarter service revenues increase 31% year over year


    CAMBRIDGE, Mass.--(BUSINESS WIRE)--Aug. 9, 2007--Sapient (NASDAQ:
SAPE) today announced its financial results for the second quarter ended June 30, 2007.

    Second Quarter Financial Results

    For the second quarter of 2007, Sapient reported service revenues of $128.6 million, an increase of 31% year over year.

    On a non-GAAP basis (excluding stock-based compensation expense, restructuring and other related charges, amortization of purchased intangible assets and expense relating to the stock-based compensation review and restatement), Sapient reported second quarter income from operations of $9.9 million, or 8% of service revenues. This compares to non-GAAP income from operations of $5.6 million, or 6% of service revenues, for the second quarter of 2006. On a GAAP basis, Sapient reported second quarter income from operations of $1.4 million, compared to $1.8 million in the second quarter of 2006.

    Non-GAAP diluted income per share from continuing operations for the second quarter was $0.07, compared to $0.03 for the second quarter of 2006. On a GAAP basis, diluted income per share from continuing operations for the second quarter was $0.01, compared to breakeven for the second quarter of 2006.

    "Demand continues to be strong for Sapient's unique blend of interactive marketing capabilities and consulting services," said Alan
J. Herrick, president and chief executive officer of Sapient. "Our strong performance indicates that we are fulfilling this growing demand with the right approach, deep industry expertise and experienced people to deliver outstanding results for our clients."

    The Company generated cash of $5.8 million from operations in the second quarter of 2007, compared to the use of $1.6 million in cash for the second quarter of 2006. Cash, cash equivalents and marketable securities totaled $109.4 million at June 30, 2007. Days sales outstanding in accounts receivable and unbilled revenue, net of deferred revenue, was 80 days for the second quarter of 2007 compared to 93 days for the second quarter of 2006.

    Financial Outlook

    Sapient management provided the following financial guidance for the third quarter ending September 30, 2007:

    --  Service revenues are expected to be in excess of $135 million.

    --  Non-GAAP operating margins are expected to be 8% or better.

    Sapient management provided the following financial guidance for the year ending December 31, 2007:

    --  Service revenues are expected to be in excess of $525 million.

    Webcast and Conference Call

    Sapient will host a discussion of its second quarter results at 5:00 p.m. (ET) today, which will be broadcast live on the Internet. Please use the following link to pre-register and view important information about this conference call: http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=65979& eventID=1600683. Alternatively, to be placed into the call by an operator, please call the number below at least 15 minutes prior to the call start time. A re-broadcast of the call will be available from August 9 at 7:00 p.m. (ET) through August 16 at 11:59 p.m. (ET). Please refer to the replay information below.

    (Due to its length, the above URL may need to be copied/pasted into your Internet browser's address field. Remove the extra space if one exists.)

    Dial-in Information

    --  Inside the U.S. 888.680.0865

    --  Outside the U.S. 617.213.4853

    --  Passcode 19408809

    Replay Information

    --  Inside the U.S. 888.286.8010

    --  Outside the U.S. 617.801.6888

    --  Passcode 77842761

    Adjusted (Non-GAAP) Financial Measures

    Sapient provides non-GAAP financial measures to complement reported GAAP results. Management believes the measures help illustrate underlying trends in the Company's business and uses the measures to establish budgets and operational goals, communicated internally and externally, in managing the Company's business and evaluating its performance. The Company anticipates that it will continue reporting both GAAP and certain non-GAAP financial measures in its financial results, including non-GAAP results excluding stock-based compensation expense, restructuring and other related charges, amortization of purchased intangible assets and expense relating to the stock-based compensation review and restatement.

    Forward-Looking Statements

    This press release contains forward-looking statements that involve a number of risks and uncertainties, in particular the financial guidance for future periods. A number of factors that could cause actual events to differ materially from those indicated. Such factors include, without limitation, the continued acceptance of the Company's services, its ability to accurately set fees for and timely complete its current and future client projects, successfully manage risks associated with its international operations, manage its growth and projects effectively, continue to attract and retain high quality employees, and other factors set forth in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as filed with the SEC.

    About Sapient

    Sapient, a global services firm, helps clients compete, evolve and grow in an increasingly complex marketplace. We operate two groups -- Sapient Interactive and Sapient Consulting -- positioned at the intersection of marketing, business and technology. Sapient Interactive provides brand and marketing strategy, award-winning creative work, web design and development and emerging media expertise. Sapient Consulting provides business and IT strategy, process and systems design, package implementation and custom development, as well as outsourcing services such as testing, maintenance and support.

    Our passion for client success -- evidenced by our ability to foster collaboration, drive innovation and solve challenging problems -- is the subject of case studies on leadership and organizational behavior used by MBA students at both Harvard and Yale. Leading clients, including BP, Essent Energie, Harrah's Entertainment, Hilton International, Janus, Sony Electronics and Verizon, rely on our unique approach to drive growth and market momentum. Headquartered in Cambridge, Massachusetts, Sapient operates across North America, Europe and India. For more information, please visit www.sapient.com.

    Sapient is a registered service mark of Sapient Corporation.


                         Sapient Corporation
           Consolidated Unaudited Condensed Balance Sheets


                                              June 30,    December 31,
                                                 2007         2006
                                             ------------ ------------

                                                  (in thousands)

                                ASSETS
Current assets:
  Cash and cash equivalents                  $     59,431 $     75,022
  Marketable securities, current portion           48,925       51,859
  Restricted cash, current portion                    743          551
  Accounts receivable, less allowance for
   doubtful accounts                              103,919       75,402
  Unbilled revenues                                35,558       34,201
  Prepaid expenses and other current assets        25,300       20,565
                                             ------------ ------------
    Total current assets                          273,876      257,600

Marketable securities, net of current
 portion                                            1,077            -
Restricted cash, net of current portion             1,184        1,338
Property and equipment, net                        34,064       27,623
Purchased intangible assets, net                    6,485        7,550
Goodwill                                           40,329       38,929
Other assets                                        8,962        9,024
                                             ------------ ------------

    Total assets                             $    365,977 $    342,064
                                             ============ ============

    LIABILITIES, REDEEMABLE COMMON STOCK AND STOCKHOLDERS' EQUITY Current liabilities:
  Accounts payable                           $      9,433 $      9,818
  Accrued compensation                             34,614       33,077
  Accrued restructuring costs, current
   portion                                          3,847        3,867
  Deferred revenues, current portion               20,228       14,871
  Other accrued liabilities                        45,710       47,068
                                             ------------ ------------
    Total current liabilities                     113,832      108,701
Accrued restructuring costs, net of current
 portion                                            9,474       11,741
Deferred revenues, net of current portion             722          865
Other long-term liabilities                         9,749        5,780
                                             ------------ ------------
    Total liabilities                             133,777      127,087

Redeemable common stock                               290          480

Stockholders' equity                              231,910      214,497
                                             ------------ ------------

Total liabilities, redeemable common stock
 and stockholders' equity                    $    365,977 $    342,064
                                             ============ ============


                         Sapient Corporation
      Consolidated Unaudited Condensed Statements of Operations


                               Three Months Ended   Six Months Ended
                              ----------------------------------------
                              June 30,  June 30,   June 30,  June 30,
                                 2007      2006       2007      2006
                              --------- ---------- --------- ---------

                              (in thousands, except per share amounts)
Revenues:
  Service revenues            $128,594  $  98,003  $249,889  $185,097
  Reimbursable expenses          4,531      3,378     9,025     6,347
                              --------- ---------- --------- ---------
      Total gross revenues     133,125    101,381   258,914   191,444
                              --------- ---------- --------- ---------
Operating expenses:
  Project personnel expenses    87,157     66,232   170,987   124,173
  Reimbursable expenses          4,531      3,378     9,025     6,347
                              --------- ---------- --------- ---------
      Total project personnel
       expenses and
       reimbursable expenses    91,688     69,610   180,012   130,520
  Selling and marketing
   expenses                      8,141      4,589    15,749    11,422
  General and administrative
   expenses                     31,441     24,244    60,945    47,559
  Restructuring and other
   related charges                 (57)       334      (169)    1,148
  Amortization of purchased
   intangible assets               523        844     1,065     1,881
                              --------- ---------- --------- ---------
      Total operating
       expenses                131,736     99,621   257,602   192,530
                              --------- ---------- --------- ---------

Income (loss) from operations    1,389      1,760     1,312    (1,086)

Interest and other income        1,216      2,160     2,519     3,540
                              --------- ---------- --------- ---------
Income from continuing
 operations before income
 taxes, discontinued
 operations and cumulative
 effect of accounting change     2,605      3,920     3,831     2,454
Provision for income taxes       1,758      3,742     2,209     3,504
                              --------- ---------- --------- ---------
Income (loss) from continuing
 operations before
 discontinued operations and
 cumulative effect of
 accounting change                 847        178     1,622    (1,050)
Loss from discontinued
 operations                          -        (65)        -      (433)
Gain on disposal of
 discontinued operations             -      4,834         -     4,834
                              --------- ---------- --------- ---------

Income before cumulative
 effect of accounting change       847      4,947     1,622     3,351
Cumulative effect of
 accounting change                   -          -         -       154
                              --------- ---------- --------- ---------

      Net income              $    847  $   4,947  $  1,622  $  3,505
                              ========= ========== ========= =========

Basic income (loss) per share
 from continuing operations   $   0.01  $    0.00  $   0.01  $  (0.01)
                              ========= ========== ========= =========
Diluted income (loss) per
 share from continuing
 operations                   $   0.01  $    0.00  $   0.01  $  (0.01)
                              ========= ========== ========= =========
Basic net income per share    $   0.01  $    0.04  $   0.01  $   0.03
                              ========= ========== ========= =========
Diluted net income per share  $   0.01  $    0.04  $   0.01  $   0.03
                              ========= ========== ========= =========

Weighted average common
 shares                        123,423    124,373   123,387   124,273
Weighted average dilutive
 common share equivalents        4,153      2,725     3,873         -
                              --------- ---------- --------- ---------
Weighted average common
 shares and dilutive common
 share equivalents             127,576    127,098   127,260   124,273
                              ========= ========== ========= =========


                         Sapient Corporation
           Consolidated Unaudited Statements of Cash Flows


                               Three Months Ended   Six Months Ended

                                    June 30,            June 30,
                               ------------------- -------------------
                                   2007      2006      2007      2006
                               --------- --------- --------- ---------

                                           (In thousands)

Cash flows from operating
 activities:
 Net income                    $    847  $  4,947  $  1,622  $  3,505
 Adjustments to reconcile net
  income to net cash provided
  by (used in) operating
  activities:
  Loss recognized on
   disposition of fixed assets       26        42        34        84
  Depreciation and
   amortization expense           4,246     3,144     7,695     6,554
  Deferred income taxes             205       333       421       494
  (Recovery of) provision for
   allowance for doubtful
   accounts, net                   (185)      695       (29)    1,258
  Stock-based compensation
   expense                        4,688     2,637     8,855     5,559
  Gain on disposal of
   discontinued operations            -    (4,834)        -    (4,834)
  Cumulative effect of
   accounting change                  -         -         -      (154)
  Changes in operating assets
   and liabilities, net of
   acquisition and
   disposition:
   Accounts receivable          (12,345)  (22,421)  (26,511)  (19,629)
   Unbilled revenues             (2,064)    1,050      (897)  (12,639)
   Prepaid expenses and other
    current assets               (2,043)     (339)   (4,719)   (7,997)
   Other assets                    (329)   (3,149)      438    (3,142)
   Accounts payable                 556       928      (744)   (2,027)
   Accrued compensation           6,062     3,884       623    (3,956)
   Accrued restructuring costs   (1,206)   (2,353)   (2,378)   (3,442)
   Deferred revenues              8,521     1,855     4,366      (515)
   Other accrued liabilities     (1,619)   11,324    (4,171)   19,634
   Other long-term liabilities      463       623     3,254       693
                               --------- --------- --------- ---------

  Net cash provided by (used
   in) operating activities       5,823    (1,634)  (12,141)  (20,554)
                               --------- --------- --------- ---------
Cash flows from investing
 activities:
 Cash paid for acquisition,
  including transaction costs,
  net of cash received             (883)     (183)     (883)  (26,664)
 Cash received for sale of
  discontinued operations,
  net, and payment to minority
  stockholders                        -     5,142       436     5,142
 Purchases of property and
  equipment and cost of
  internally developed
  software                       (8,477)   (3,736)  (10,202)   (6,078)
 Sales and maturities of
  marketable securities          21,642    40,725    54,642    83,301
 Purchases of marketable
  securities                    (16,451)  (22,257)  (52,796)  (44,491)
 Restricted cash                   (173)       (4)       47        (9)
                               --------- --------- --------- ---------

  Net cash (used in) provided
   by investing activities       (4,342)   19,687    (8,756)   11,201
                               --------- --------- --------- ---------
Cash flows from financing
 activities:
 Principal payments under
  capital lease obligation          (30)      (33)      (67)      (68)
 Proceeds from stock option
  and purchase plans              2,561     1,930     2,561     4,523
 Repurchases of common stock          -   (10,741)        -   (16,957)
                               --------- --------- --------- ---------

  Net cash provided by (used
   in) financing activities       2,531    (8,844)    2,494   (12,502)
                               --------- --------- --------- ---------
Effect of exchange rate
 changes on cash and cash
 equivalents                      2,361      (831)    2,812      (433)
                               --------- --------- --------- ---------

Increase (decrease) in cash
 and cash equivalents             6,373     8,378   (15,591)  (22,288)
Cash and cash equivalents, at
 beginning of period             53,058    39,282    75,022    69,948
                               --------- --------- --------- ---------
Cash and cash equivalents, at
 end of period                 $ 59,431  $ 47,660  $ 59,431  $ 47,660
                               ========= ========= ========= =========


                         Sapient Corporation
       Unaudited Reconciliation of Non-GAAP Financial Measures


                               Three Months Ended   Six Months Ended
                               June 30,  June 30,  June 30,  June 30,
                                  2007      2006      2007      2006
                               --------- --------- --------- ---------

                                  (in thousands, except per share
                                               amounts)

Service revenues               $128,594  $ 98,003  $249,889  $185,097
                               ========= ========= ========= =========

GAAP income (loss) from
 operations                    $  1,389  $  1,760  $  1,312  $ (1,086)
 Stock-based compensation
  review and restatement
  expenses                        3,383         -     6,578         -
 Stock-based compensation
  expense                         4,688     2,637     8,855     5,559
 Restructuring and other
  related charges                   (57)      334      (169)    1,148
 Amortization of purchased
  intangible assets                 523       844     1,065     1,881
                               --------- --------- --------- ---------
Non-GAAP income from
 operations                    $  9,926  $  5,575  $ 17,641  $  7,502
                               ========= ========= ========= =========

GAAP operating margin                 1%        2%        1%       -1%
 Effect of adjustments
  detailed above                      7%        4%        6%        5%
                               --------- --------- --------- ---------
Non-GAAP operating margin             8%        6%        7%        4%
                               ========= ========= ========= =========

----------------------------------------------------------------------

GAAP income (loss) from
 continuing operations before
 discontinued operations and
 cumulative effect of
 accounting change             $    847  $    178  $  1,622  $ (1,050)
   Stock-based compensation
    review and restatement
    expenses                      3,383         -     6,624         -
   Stock-based compensation
    expense                       4,688     2,637     8,855     5,559
   Restructuring and other
    related charges                 (57)      334      (169)    1,148
   Amortization of purchased
    intangible assets               523       844     1,065     1,881
                               --------- --------- --------- ---------
Non-GAAP income from
 continuing operations before
 discontinued operations and
 cumulative effect of
 accounting change             $  9,384  $  3,993  $ 17,997  $  7,538
                               ========= ========= ========= =========

----------------------------------------------------------------------

GAAP basic income (loss) per
 share from continuing
 operations                    $   0.01  $   0.00  $   0.01  $  (0.01)
 Effect of adjustments
  detailed above                   0.07      0.03      0.14      0.07
                               --------- --------- --------- ---------
Non-GAAP basic income per
 share from continuing
 operations                    $   0.08  $   0.03  $   0.15  $   0.06
                               ========= ========= ========= =========

GAAP weighted average common
 shares                         123,423   124,373   123,387   124,273
                               ========= ========= ========= =========
Non-GAAP weighted average
 common shares                  123,423   124,373   123,387   124,273
                               ========= ========= ========= =========


GAAP diluted income (loss) per
 share from continuing
 operations                    $   0.01  $   0.00  $   0.01  $  (0.01)
 Effect of adjustments noted
  above and change in dilution
  noted below                      0.06      0.03      0.13      0.07
                               --------- --------- --------- ---------
Non-GAAP diluted income per
 share from continuing
 operations                    $   0.07  $   0.03  $   0.14  $   0.06
                               ========= ========= ========= =========

GAAP weighted average common
 shares and dilutive common
 share equivalents              127,576   127,098   127,260   124,273
                               ========= ========= ========= =========
Non-GAAP weighted average
 common shares and dilutive
 common share equivalents       127,576   127,098   127,260   127,308
                               ========= ========= ========= =========


    CONTACT: Media Contact:
             Sapient
             Gail Scibelli, 617-452-1911
             gscibelli@sapient.com
             or
             Investor Contact:
             Sapient
             Noelle Faris, 617-374-3682
             nfaris@sapient.com